Senior Secured Revolving Credit Facility	12 Months Ended
Dec. 31, 2012
Line of Credit Facility [Abstract]
Senor Secured Revolving Credit Facility [Text Block]
Credit Facilities
On September 7, 2011, the Company obtained a senior secured revolving credit facility with RBS of up to $150.0 million subject to providing qualified collateral, among other conditions. The proceeds of advances made under the credit agreement may have been used to finance the acquisition of net leased, investment or non-investment grade leased properties and for other permitted corporate purposes. Up to $10.0 million of the facility was available for letters of credit. The credit agreement had a term of 36 months and a maturity date of September 7, 2014, and could have been be extended at the Company's option for an additional 24 months.
Any advance made under the credit facility bore floating interest at per annum rates equal to the one-month London Interbank Offered Rate (“LIBOR”) plus 2.15% to 2.90% depending on the Company's loan to value ratio as specified in the credit agreement. In the event of a default, the lender had the right to terminate its obligations under the credit agreement, including the funding of future advances, and to accelerate the payment on any unpaid principal amounts outstanding. The credit facility required a fee of 0.15% on the unused balance if amounts outstanding under the facility are 50% or more of the total facility amount and 0.25% on the unused balance if amounts outstanding under the facility were less than 50% of the total facility amount.
As of December 31, 2012, there was $124.6 million outstanding on this facility, which bore an interest rate of 3.11%, collateralized by 114 properties. At December 31, 2012, there was $20.4 million available to the Company for future borrowings. At December 31, 2011, there was $42.4 million outstanding on this facility with an interest rate of 3.17%, collateralized by 59 properties. In conjunction with the Merger the credit facility was repaid in full and terminated.
On July 20, 2012, ARCT III, through ARCT III OP, entered into a senior revolving credit facility (the “Senior Facility”) in the amount of $100.0 million with RBS. The Senior Facility had a term of 36 months and a maturity date in July 2015, and could have been extended for an additional 12 months. ARCT III had the option, based upon its corporate leverage, to draw loans under the Senior Facility priced at either: (a) LIBOR, plus an applicable margin that ranges from 2.10% to 3.50%; or (b) the Base Rate, plus an applicable margin that ranges from 2.50% to 3.00%. Base Rate is defined in the Senior Facility agreement as the greater of (i) the fluctuating annual rate of interest announced from time to time by RBS as its “prime rate” or (ii) 1.0% above the federal funds effective rate. The Senior Facility included an unused fee per annum of 0.25% and 0.15%, if the unused balance of the Senior Facility exceeded or was less than 50% of the available facility, respectively.
The Senior Facility provided for monthly interest payments, with all principal outstanding being due on the maturity date. Borrowings under the Senior Facility were permitted to be prepaid from time to time and at any time, in whole or in part, without premium or penalty, subject to reimbursement of certain costs and expenses. In the event of a default, each lender had the right to terminate its obligations under the Senior Facility, and to accelerate the payment on any unpaid principal amount of all outstanding loans. ARCT III had guaranteed the obligations under the Senior Facility. The Senior Facility required ARCT III to meet certain financial covenants, including the maintenance of certain financial ratios (such as specified debt to equity and debt service coverage ratios) as well as the maintenance of a minimum net worth. As of December 31, 2012, ARCT III was in compliance with the debt covenants under the Senior Facility agreement.
As of December 31, 2012, ARCT III had no outstanding borrowings under the Senior Facility. ARCT III incurred $0.1 million in unused fees during the year ended December 31, 2012.
On February 14, 2013, simultaneous with ARCT III entering into the New Credit Facility, ARCT III terminated the Senior Facility agreement with RBS.
The Company’s sources of financing generally require financial covenants, as well as restrictions on corporate guarantees, the maintenance of certain financial ratios (such as specified debt to equity and debt service coverage ratios) as well as the maintenance of a minimum net worth. At December 31, 2012 and 2011, the Company was in compliance with the debt covenants under the RBS Facility agreement.
New Credit Facility
On February14, 2013, ARCT III, entered into the New Credit Facility with Wells Fargo Bank, National Association, as administrative agent, RBS and Regions Bank, as syndication agents, and Capital One, N.A. and JP Morgan Chase Bank, N.A., as documentation agents. Since that date the facility has been augmented to increase the commitments of certain lenders and add Bank of America N.A., Barclays Bank PLC, TD Bank N.A., U.S. Bank N.A., Union Bank N.A., UBS AG, Comerica Bank and First Tennessee Bank, as lenders.
These additional commitments increased the facility to $1.45 billion. The New Credit Facility has an accordion feature, which if exercised in full, the aggregate commitments (comprised of revolving, term loan and delayed draw commitments) under the credit agreement would be $2.5 billion, subject to borrowing base availability.
The New Credit Facility contains a $810.0 million term loan facility and a $640.0 million revolving credit facility. Loans under the New Credit Facility are priced at a floating interest rate of LIBOR plus 1.60% to 2.20%, based upon the Company’s current leverage. To the extent that the Company receives an investment grade credit rating as determined by a major credit rating agency, at the Company's election, advances under the New Credit Facility will be priced at their applicable rate plus 0.90% to 1.75% and term loans will be priced at a floating interest rate of LIBOR plus 1.15% to 2.00%, based upon the Company’s then current investment grade credit rating. The Company may also make fixed rate borrowings under the New Credit Facility.
The New Credit Facility provides for monthly interest payments. In the event of a default, each lender has the right to terminate its obligations under the credit facility, and to accelerate the payment on any unpaid principal amount of all outstanding loans. The Company has guaranteed the obligations under the credit facility. The revolving credit facility will terminate on February 14, 2017, unless extended, to which the term loan facility will terminate on February 14, 2018. The Company may prepay borrowings under the New Credit Facility and, to the extent that borrowings are unused under the revolving credit facility and the term loan facility, the Company incurs an unused fee of 0.15% to 0.25% per annum on the unused amount depending on the unused balance as a percentage of the total facility and the type of funding. The New Credit Facility also requires the Company to maintain certain property available for collateral as a condition to funding.